BLACKROCK FUNDS IV

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated May 22, 2020 to the

Prospectus for Investor A Shares of the Fund, dated November 27, 2019, as supplemented to date

Effective July 1, 2020, with respect to Investor A shares of the Fund, BlackRock will revise the schedule of fixed dollar levels (“breakpoints”) at which purchases of such shares will be subject to the applicable initial sales charge. Shareholders who purchased Investor A shares of the Fund prior to the implementation of this change will be subject to the breakpoints in effect at the time of purchase.

Effective July 1, 2020, the following change is made to the Fund’s Prospectus:

The chart in the section of the Prospectus entitled “Account Information — Details About the Share Classes — Investor A Shares — Initial Sales Charge Option” is deleted in its entirety and replaced with the following:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $50,000	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $250,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

Shareholders should retain this Supplement for future reference.

PROIV-GLSC-0520SUP